UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2005

CHASE BANK USA, NATIONAL ASSOCIATION

(Formerly CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION)

(Depositor into the Issuer described herein)

CHASE CREDIT CARD MASTER TRUST

(Issuer)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-94190	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On July 8, 2005, Chase Bank USA, National Association, a national banking association (“Chase USA”) and The Bank of New York, as trustee of the Chase Credit Card Master Trust (the “Trust”), entered into the following amendments: (i) Amendment No. 2, dated as of July 8, 2005, to the Series 1996-2 Supplement, dated as of January 23, 1996, as amended by Amendment No. 1 thereto, dated as of June 9, 2003 (the “Series 1996-2 Supplement Amendment No. 2”), (ii) Amendment No. 2, dated as of July 8, 2005, to the Series 1996-3 Supplement, dated as of May 30, 1996, as amended by Amendment No. 1 thereto, dated as of June 9, 2003 (the “Series 1996-3 Supplement Amendment No. 2”) and (iii) Amendment No. 1, dated as of July 8, 2005, to the Series 1998-4 Supplement, dated as of January 23, 1998 (the “Series 1998-4 Supplement Amendment No. 1” and together with Series 1996-2 Supplement Amendment No. 2 and Series 1996-3 Supplement Amendment No. 2, the “Amendments”). All conditions precedent to the execution of the Amendments have been satisfied and the Amendments are being filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this current report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)	Amendment No. 2, dated as of July 8, 2005, to the Series 1996-2 Supplement, dated as of January 23, 1996, as amended by Amendment No. 1 thereto, dated as of June 9, 2003, between Chase Bank USA, National Association, as transferor and servicer and The Bank of New York, as trustee

(10.2)	Amendment No. 2, dated as of July 8, 2005, to the Series 1996-3 Supplement, dated as of May 30, 1996, as amended by Amendment No. 1 thereto, dated as of June 9, 2003, between Chase Bank USA, National Association, as transferor and servicer and The Bank of New York, as trustee

(10.3)	Amendment No. 1, dated as of July 8, 2005, to the Series 1998-4 Supplement, dated as of January 23, 1998, between Chase Bank USA, National Association, as transferor and servicer and The Bank of New York, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION (formerly known as Chase Manhattan Bank USA, National Association)
as Transferor and Servicer of the Chase Credit Card Master Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: July 8, 2005